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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 10, 2002


                         CRESCENT FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)


       North Carolina                   000-32951               56-2259050
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
    of incorporation)                                     Identification number)


                1005 High House Road, Cary, North Carolina 27513
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code (919) 460-7770


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5.  Other Events and Regulation FD Disclosure.

            On October 10, 2002, the Registrant issued a news release announcing its financial results for the third quarter ended September 30, 2002 (the "News Release"). The News Release also announced that the Registrant has filed an application with the North Carolina Commissioner of Banks and the Federal Deposit Insurance Corporation for permission to establish and operate a new full-service branch office in Holly Springs, North Carolina.

            The News Release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CRESCENT FINANCIAL CORPORATION

                                     By:   /s/ Michael G. Carlton
                                           -----------------------------------
                                           Michael G. Carlton
                                           President and Chief Executive Officer

Dated:    October 15, 2002

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                                  EXHIBIT INDEX

          Exhibit                             Description
           Number                             of Exhibit
          -------                             -----------

            99.1                             Press Release

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